UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐           Preliminary Proxy Statement

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☒           Definitive Proxy Statement

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☐           Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

Response Biomedical Corp.

(Name of Registrant as Specified In Its Charter)

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1781 - 75th Avenue W.

Vancouver, BC

V6P 6P2 CANADA

May 12, 2016

INVITATION TO SHAREHOLDERS

Dear Shareholder,

We are pleased to invite you to attend our 2016 Annual and Special Meeting of Shareholders (the “Annual Meeting”) to be held on June 13, 2016 at 11:00 a.m. Pacific time, at our headquarters located at 1781-75th Avenue W., Vancouver, BC, Canada. The formal meeting notice and information circular are attached.

At the Annual Meeting, our shareholders will be asked to:

●	set at seven the number of directors to be elected for a term of one year;

●	elect seven directors for a one-year term to expire at the 2017 Annual Meeting of Shareholders;

●	ratify the appointment of PricewaterhouseCoopers LLP, as our auditors to hold office until our next annual meeting;

●	consider and, if thought advisable, approve, ratify and confirm the unallocated options, rights and other entitlements under our stock option plan;

●	consider and, if thought advisable, approve, ratify and confirm the unallocated entitlements under our restricted share unit plan;

●	consider and, if thought advisable, approve, ratify and confirm the unallocated entitlements under our deferred share unit plan;

●	vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2015, as set forth in this information circular; and

●	transact such other business as may be properly brought before our Annual Meeting or any adjournment thereof.

Whether or not you attend the Annual Meeting, it is important that you use this opportunity to take part in the affairs of Response Biomedical Corp. by voting on the business to come before the Annual Meeting. After reading the enclosed information circular, please promptly mark, sign, date and return the enclosed proxy or voting instruction form and the reply card as instructed to ensure that your shares will be represented. Regardless of the number of common shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

Thank you for your ongoing support of Response Biomedical Corp. We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Barbara R. Kinnaird, Ph.D.

Chief Executive Officer

1781-75th Avenue W.

Vancouver, BC

Canada V6P 6P2

RESPONSE BIOMEDICAL CORP.

1781 - 75th Avenue W.

Vancouver, BC

V6P 6P2 CANADA

NOTICE OF ANNUAL AND SPECIAL MEETING OF
SHAREHOLDERS AND INFORMATION CIRCULAR

To the Shareholders of Response Biomedical Corp.:

Notice is hereby given that our 2016 Annual and Special Meeting of the Shareholders of Response Biomedical Corp., will be held on June 13, 2016 at 11:00 a.m. Pacific Time at 1781 – 75th Avenue W., Vancouver, BC for the following purposes:

1.	To set at seven the number of directors to be elected for a term of one year.

2.

Elect seven directors for a one-year term to expire at the 2017 Annual Meeting of Shareholders. Our present board of directors has nominated and recommends for election as directors the following persons:

Anthony F. Holler, M.D.

Barbara R. Kinnaird, Ph.D.

Joseph D. Keegan, Ph.D.

Clinton H. Severson

Lewis J. Shuster

Peter A. Thompson, M.D.

Jonathan J. Wang, Ph.D.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as auditors to hold office until our next annual meeting.

4.	To consider and, if thought advisable, approve, ratify and confirm the unallocated options, rights and other entitlements under our stock option plan.

5.	To consider and, if thought advisable, approve, ratify and confirm the unallocated entitlements under our restricted share unit plan.

6.	To consider and, if thought advisable, approve, ratify and confirm the unallocated entitlements under our deferred share unit plan.

7.	To vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2015, as set forth in this information circular.

8.	To transact such other business as may be properly brought before our Annual Meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 14, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

Accompanying this Notice is a proxy. Whether or not you expect to be at our Annual Meeting, please complete, sign and date the proxy you received in the mail and return it promptly. If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 13, 2016. Our Proxy Statement and Annual Report to Stockholders are available at www.responsebio.com/investors/governance.

All shareholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors, /s/ Lewis J. Shuster Chairman of the Board May 12, 2016

-i-

PROPOSAL 5 - APPROVAL OF UNALLOCATED ENTITLEMENTS UNDER THE RSU PLAN	24

PROPOSAL 6 - APPROVAL OF UNALLOCATED ENTITLEMENTS UNDER THE DSU PLAN	26

PROPOSAL 7- ADVISORY VOTE ON EXECUTIVE COMPENSATION	28

EXECUTIVE COMPENSATION	30

Our Executive Officers	30
Executive Compensation	30
Outstanding Equity Awards at Fiscal Year-End	31
Employment Arrangements and Change of Control Arrangements	32
Option Exercises and Stock Vested at Fiscal Year End	32
Pension Benefits	32
Nonqualified Deferred Compensation	32
Non-Employee Director Compensation	33
2014 Compensation of Directors	33
Compensation Committee Interlocks and Insider Participation	33

RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	34

Directors’ and Officers’ Liability Insurance	34
No Other Interests of Insiders	34
Interest of Certain Persons in Matters to Be Acted Upon	35
Policy Concerning Audit Committee Approval of Related Person Transactions	35
Section 16(a) Beneficial Ownership Reporting Compliance	35
Indebtedness of Directors and Executive Officers	35

SECURITY OWNERSHIP	36

Equity Compensation Plan Information	37

OTHER BUSINESS	44

-ii-

RESPONSE BIOMEDICAL CORP.

1781 - 75th Avenue W.

Vancouver, BC

V6P 6P2 CANADA

INFORMATION CIRCULAR

The board of directors of Response Biomedical Corp. (“Response Biomedical” or the “Company”), a Vancouver, British Columbia, Canada corporation, is soliciting proxies for use at our 2016 Annual and Special Meeting of Shareholders to be held on June 13, 2016 at 11:00 a.m. Pacific Time at 1781 - 75th Avenue W., Vancouver, BC V6P 6P2 Canada and at any adjournments or postponements thereof.

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our chief executive officer, Dr. Barbara R. Kinnaird, and our chief financial officer and corporate secretary, William J. Adams, to serve as proxies for the Annual Meeting.

We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this information circular.

The information in this information circular relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our board of directors, and certain other required information.

This information circular and the accompanying proxy card, the Notice, and voting instructions are being mailed starting May 12, 2016 to all shareholders of record entitled to vote at the Annual Meeting. All information provided in this information circular is given as of April 14, 2016 unless otherwise noted.

A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted:

●	“FOR” the setting at seven the number of directors to be elected for a term of one year;

●	“FOR” the election of the seven nominees as directors as described in this information circular;

●	“FOR” the appointment of PricewaterhouseCoopers LLP as our auditors to hold office until our next annual general meeting;

●	“FOR” the approval, ratification and confirmation of the unallocated options, rights and other entitlements under our stock option plan;

●	“FOR” the approval, ratification and confirmation of the unallocated entitlements under our restricted share unit plan;

●	“FOR” the approval, ratification and confirmation of the unallocated entitlements under our deferred share unit plan; and

●	“FOR” the approval of the compensation of the named executive officers for the year ended December 31, 2015, as set forth in this information circular;

The persons named in the enclosed form of proxy are officers of the Company. Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Annual Meeting other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated on the enclosed form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the board of directors.

On any ballot that may be called for, the common shares represented by a properly executed proxy given in favor of the person(s) designated by management of the Company in the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the shareholder specifies a choice with respect to any matter to be acted upon, the common shares will be voted accordingly.

Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions have the same effect as votes “against” the matters, except in the election of directors. “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

The Company’s authorized capital consists of an unlimited number of common shares and no other class of voting securities, and the Company does not have any classes of restricted securities. Shareholders of record at the close of business on April 14, 2016 (the “Record Date”), will be entitled to vote at the Annual Meeting or vote by proxy using the proxy card that was mailed to you with the Notice. As of the Record Date, 9,925,256 of our common shares without par value were outstanding. Each share of our common stock is entitled to one vote. Two people present at the meeting, in person or by proxy, and holding in the aggregate not less than 5% of the issued common shares entitled to vote at our Annual Meeting constitutes a quorum. A majority of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote thereon is required to approve the proposals set forth in this information circular, in certain cases as described below, excluding certain insiders of the Company.

The cost of preparing, assembling, printing, distributing and mailing the Notice, information circular, and proxy card will be borne by the Company. The Company will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Upon request, we will reimburse such reasonable and direct out-of-pocket mailing expense. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of the Company, but the Company will not additionally compensate its directors, officers, or other employees for these services.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold stock in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of stock) or as set out in the following disclosure.

If stock is listed in an account statement provided to a shareholder by a broker, then in almost all cases that stock will not be registered in the shareholder’s name on the records of the Company. Such stock will more likely be registered under the names of intermediaries.

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

There are two kinds of Beneficial Shareholders - those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners).

The Company is not utilizing the provisions of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer that permit it to deliver proxy-related materials directly to its NOBOs. The Company does not intend to pay for intermediaries to forward to OBOs under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer the proxy-related materials and Form 54-101F7 Request for Voting Instructions made by Intermediary, and in the case of an OBO, the OBO will not receive the materials unless the OBO’s intermediary assumes the cost of delivery.

These securityholder materials are being sent to both registered and non-registered owners of the securities of the Company. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name, address and information about your holdings of securities, were obtained in accordance with applicable securities regulatory requirements from the intermediary holding securities on your behalf.

Beneficial Shareholders who are OBOs should follow the instructions of their intermediary carefully to ensure that their stock is voted at the Meeting.

Shareholder Proposals

Proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2017 must be received by us no later than January 13, 2017, which is 120 days prior to the first anniversary of the mailing date of the 2016 proxy, in order to be included in our information circular and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the U.S. Securities and Exchange Commission (the “SEC”) for such proposals in order to be included in our information circular.

Shareholders may present proper proposals for inclusion in our information circular and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our information circular for our 2017 annual meeting of shareholders, our corporate secretary must receive the written proposal at our principal executive offices no later than January 13, 2017; provided, however, that in the event that we hold our 2017 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2016 annual meeting, we will disclose the new deadline by which shareholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to Response Biomedical Corp., 1781 - 75th Avenue W., Vancouver, BC V6P 6P2 Canada, Attention: Corporate Secretary.

In the event that we hold our 2017 annual meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2016 annual meeting, then notice of a shareholder proposal that is not intended to be included in our information circular must be received not later than the close of business on the later of the following two dates:

●	the 90th day before such annual meeting; or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Annual Report

Our annual report for the fiscal year ended December 31, 2015 ("2015 Annual Report") will be mailed to those shareholders of record as of April 14, 2016 who have requested one. Our 2015 Annual Report does not constitute, and should not be considered, a part of this information circular.

A copy of our 2015 Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Response Biomedical Corp., 1781 - 75th Avenue W., Vancouver, BC V6P 6P2 Canada, Attention: Corporate Secretary.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our notice of annual meeting, information circular and 2015 Annual Report, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Shareholders who wish to participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting, information circular, 2015 Annual Report and accompanying documents, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please notify your broker, direct your written request to Response Biomedical Corp., Investor Relations; 1781 – 75th Avenue W., Vancouver, BC V6P 6P2 or contact Response Biomedical Corp. at 604-456-6010. Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their brokers.

If you participate in householding and wish to receive a separate copy of the Notice, information circular, 2015 Annual Report and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare Trust Company, N.A.

Additional information relating to the Company is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov. To request hard copies of the Company’s financial statements and management’s discussion and analysis, free of charge, shareholders should contact, Corporate Secretary, at Response Biomedical Corp., 1781 – 75th Avenue W., Vancouver, BC, telephone (604) 456-6010, or fax (604) 456-6066.

ADDITIONAL INFORMATION

Additional information relating to Response Biomedical is available on SEDAR at www.sedar.com. Shareholders may contact the Company at Suite 1781 – 75th Avenue West, Vancouver, British Columbia, V6P 6P2 to request copies of the Company’s financial statements and management’s discussion and analysis.

Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year which are filed on SEDAR and EDGAR.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Leadership Structure

Our board of directors is led by Lewis J. Shuster, a non-employee, independent director. We do not have a policy on whether or not the roles of chief executive officer and chairman of the board should be separate and, if they are to be separate, whether the chairman of the board should be selected from the non-employee directors or be an employee. The offices of chief executive officer and chairman of the board have been at times combined and at times separated, and our board of directors considers such combination or separation in conjunction with, among other things, its succession planning processes. Our board of directors believes that it should be free to make a choice regarding the leadership structure from time to time in any manner that is in the Company’s and its shareholders’ best interests.

We currently have separated the roles of chairman of the board and chief executive officer. The board of directors does not have a lead director. We believe this is appropriate because our board includes a number of seasoned independent directors. In concluding that having Mr. Shuster serve as chairman of the board and Dr. Kinnaird serve as chief executive officer represents the appropriate structure for the Company at this time, our board of directors considered the benefit of this leadership structure between the two named individuals, one who focuses primarily on the business, the chief executive officer, and one who leads and oversees management of the board, the chairman. Our board of directors further concluded that the separated role of chairman of the board and chief executive officer ensures there is clear accountability. The board of directors has developed a position description for the chief executive officer. There are no specific position descriptions for the chairman of the board or the chairman of each committee; however, the chairman of the board has been provided with the mandate for the board of directors and the chairman of each committee has been provided with the mandate for the applicable committee, and each has accepted leadership responsibilities for ensuring the fulfilment of such mandate.

Board Role in Risk Oversight

While each of the committees of our board of directors evaluate risk in their respective areas of responsibility, our Corporate Governance and Nominating Committee (“Corporate Governance Committee”) is primarily responsible for overseeing the Company’s risk management processes on behalf of the full board. We believe that employing a committee specifically focused on the Company’s risk profile is beneficial, given the increased importance of monitoring risks in the current economic and business climate. Our Corporate Governance Committee with the assistance of the Audit Committee, discusses the Company’s risk profile, and the Corporate Governance Committee reports to the full board on the most significant risk issues. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.

While our board of directors and our Corporate Governance Committee oversee the Company’s risk management, Company management is ultimately responsible for day-to-day risk management activities. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Board Meetings

Our board of directors held seven meetings during 2015. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our board of directors and the total number of meetings of committees of our board on which he or she served, with the exception of David Wang whose term on the board expired in May 2015 .

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend. Messrs. Shuster and Severson, and Drs. Holler and Keegan attended our 2015 Annual Meeting of the Shareholders in person.

Committees of the Board

Our board of directors currently has, and appoints members to, four standing committees: our Compensation Committee, our Option Committee, our Corporate Governance and Nominating Committee and our Audit Committee. The current members of our committees are identified below:

Director	Compensation	Option	Corporate Governance and Nominating	Audit
Anthony F. Holler, M.D.		Member
Joseph D. Keegan, Ph.D.	Member			Member
Clinton H. Severson			Member	Member
Lewis J. Shuster		Member (2)		Member (4)
Peter A. Thompson, M.D.	Member(1)		Member (3)
Jonathan J. Wang, Ph.D.	Member
Barbara R. Kinnaird, Ph.D.

(1)	Compensation Committee Chair.
(2)	Option Committee Chair
(3)	Corporate Governance and Nominating Committee Chair.
(4)	Audit Committee Chair.

Below is a description of each committee of our board of directors. Our board of directors has determined that each member of each committee meets the applicable SEC rules and regulations and all applicable Canadian securities rules and regulations regarding independence and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee consists of three members, with Mr. Shuster serving as chairman. Our Audit Committee held four (4) meetings during 2015. All members of our Audit Committee are independent directors (as independence is currently defined under the rules and regulations of the SEC and applicable Canadian securities rules). Mr. Shuster qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC, and each member of the Audit Committee is “financially literate” under Canadian securities rules. The Audit Committee is governed by a written charter approved by our board of directors. The charter is available on our website by visiting www.responsebio.com and clicking through “Investors,” “Governance” and “Audit Committee Charter.” The functions of the Audit Committee include, among other things:

●	monitoring our financial reporting process and internal control system;

●	appointing and replacing our independent outside auditors from time to time, to determine their compensation and other terms of engagement and to oversee their work;

●	overseeing the performance of our internal audit function; and

●	overseeing our compliance with legal, ethical and regulatory matters.

Both our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee. Our Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Compensation Committee

Our Compensation Committee currently consists of three members, with Peter A. Thompson, M.D. serving as chairman. Our Compensation Committee held three (3) meetings during 2015. All members of our Compensation Committee are independent other than Dr. Thompson and Dr. Wang (as independence is currently defined under the rules and regulations of the SEC and applicable Canadian securities rules). Our Compensation Committee is governed by a written charter approved by our board of directors. The charter is available on our website by visiting www.responsebio.com and clicking through “Investors,” “Governance” and “Compensation Committee Charter.” The functions of this committee include, among other things:

●

providing oversight of the development and implementation of the compensation policies, strategies, plans and programs for the Company’s key employees and directors, including policies, strategies, plans and programs relating to long-term compensation for the Company’s senior management, and the disclosure relating to these matters;

●	making recommendations regarding the operation of and/or implementation of employee bonus plans and incentive compensation plans;

●	reviewing and approving the compensation of the chief executive officer and the other executive officers of the Company and the remuneration of the Company’s directors; and

●	providing oversight of the selection of officers, management, succession planning, the performance of individual executives and related matters.

In order to ensure an objective process for determining compensation, our Compensation Committee considers a variety of pre-determined, objective criteria and compares to independent third-party data. In addition, the independent member of our Compensation Committee is actively and regularly involved in the activities of our Compensation Committee and has regular and full access to management, our auditor and external consultants, as required.

Role and Authority of Compensation Committee

Our Compensation Committee is responsible for discharging the responsibilities of our board of directors with respect to the compensation of our executive officers. Our Compensation Committee approves all compensation of our executive officers without further board action. Our Compensation Committee reviews and approves each of the elements of our executive compensation program and continually assesses the effectiveness and competitiveness of our program. Our Compensation Committee also periodically reviews director compensation.

The Role of our Executives in Setting Compensation

Our Compensation Committee meets with our chief executive officer and/or other executives at least once per year, if necessary, to obtain recommendations with respect to Company compensation programs, practices, and packages for executives, directors and other employees. Management makes recommendations to our Compensation Committee on the base salary, bonus targets, and equity compensation for the executive team and other employees. Our Compensation Committee considers, but is not bound by and does not always accept, management’s recommendations with respect to executive compensation. Our Compensation Committee has the ultimate authority to make decisions with respect to the compensation of our named executive officers, but may, if it chooses, delegate any of its responsibilities to subcommittees.

Our chief executive officer may attend some of our Compensation Committee’s meetings, but our Compensation Committee also regularly holds executive sessions not attended by any members of management. Our Compensation Committee discusses our chief executive officer’s compensation package with her, but makes decisions with respect to her compensation outside of her presence.

Option Committee

Our Option Committee currently consists of two members, with Lewis J. Shuster serving as chairman. The Option Committee meets quarterly as necessary as soon as reasonably practicable following the expiry of any financial statement related blackout period that was implemented in accordance with the internal policies of the Company (the “Blackout Period”) to approve the grant of stock based compensation pursuant to the recommendation of the Board. The Board cannot grant stock based compensation while the Company is in a Blackout Period and it is the mandate of the option committee to determine that there is no material information that is undisclosed following the expiry of the Blackout Period that would prevent the issuance of the recommended stock based compensation.

Corporate Governance and Nominating Committee

Our Corporate Governance Committee currently consists of two members, with Peter A. Thompson, M.D. serving as chairman. Our Corporate Governance Committee held one (1) meeting in 2015, and one (1) meeting in March 2016 at which the nominees for election to our board of directors at the annual meeting was determined along with other matters. All members of our corporate governance committee, other than Dr. Thompson, are independent directors (as independence is currently defined under the rules and regulations of the SEC and applicable Canadian securities rules). Our Corporate Governance Committee is governed by a written charter approved by our board of directors. The charter is available on our website by visiting www.responsebio.com and clicking through “Investors,” “Governance” and “Nomination and Corporate Governance Committee Charter.” The functions of this committee include, among other things:

●

establishing criteria for our board of directors and committee membership and to recommend to our board of directors proposed nominees for election to our board of directors and for membership on committees of our board of directors;

●

ensuring that appropriate processes are established by our board of directors to fulfill its responsibility for (i) the oversight of strategic direction and development and the review of our ongoing results of operations by the appropriate committee of our board of directors and (ii) the oversight of our investor relations and public relations activities and ensuring that procedures are in place for the effective monitoring of the shareholder base, receipt of shareholder feedback and responses to shareholder concerns; and

●

monitoring the quality of the relationship between management and our board of directors and to recommend improvements for ensuring an effective and appropriate relationship; and making recommendations to our board of directors regarding corporate governance matters and practices.

Independent Committee

Our independent committee is an ad hoc committee currently consisting of two members, with Lewis J. Shuster serving as chairman and Joseph D. Keegan serving as a member. Both members of our independent committee are independent directors (as independence is currently defined under the rules and regulations of the SEC and applicable Canadian securities rules). Our independent committee is authorized to oversee and direct counsel and other advisers to us with regard to potential transactions or negotiations involving potential conflicts with OrbiMed Advisors LLC. Our independent committee met on five (5) occasions in 2015.

Director Nomination Process

Director Qualifications

In evaluating director nominees, our Corporate Governance Committee considers, among others, the following factors:

●	experience, skills and other qualifications in view of the specific needs of our board of directors and the Company;

●	diversity of background; and

●	demonstration of high ethical standards, integrity and sound business judgment.

Our Corporate Governance Committee’s goal is to assemble a board that brings to us a variety of perspectives and skills derived from high quality business and professional experience which are well suited to further the our objectives. In doing so, our Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although our Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of the Company and its shareholders. Our Corporate Governance Committee does, however, believe it is appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our board of directors meet the definition of an “independent director” under the Toronto Stock Exchange (“TSX”) qualification standards.

Term Limits and Diversity

In the fall of 2014 the Canadian Securities Administrators (“CSA”) introduced “comply or explain” policies requiring companies to either adopt or explain why they have not adopted (a) policies with respect to term limits for directors; and (b) policies and targets designed to increase participation by women in board matters and in executive positions. The Corporate Governance Committee has begun considering the substance of appropriate policies, but has not yet adopted formal policies or targets on either term limits or diversity.

The board of directors and the Corporate Governance Committee have historically recognized the valuable contributions made to board deliberations and management by people of different gender, experience and background, and believe that is essential that members of the board of directors represent diverse viewpoints. Nomination for the board of directors is made as per the criteria described below and elsewhere in this circular (such as based on merit, skills, qualifications, needs of the Company at the time, etc.). However, the board of directors is mindful of the benefit of diversity in our leadership positions and the need to maximize the effectiveness of the board of directors and management in their decision making abilities. Accordingly, in searches for new directors or officers, the board of directors considers the level of female representation and diversity within its leadership ranks and this is just one of several factors used in its search process. We currently have one female member on our board of directors, and there is one female officer among our two executive officers (50%).

In considering the recently adopted CSA guidelines, the Corporate Governance Committee has determined to monitor developments in this area while reviewing our own practices in order to adopt a meaningful policy.

Identification and Evaluation of Nominees for Directors

Our Corporate Governance Committee identifies nominees for board membership by first evaluating the current members of our board of directors willing to continue in service. Current members, with qualifications and skills that are consistent with our Corporate Governance Committee’s criteria for board service and who are willing to continue in service, are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective. If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, our Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Our Corporate Governance Committee generally polls our board of directors and members of management for their recommendations. Our Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. Our Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by our independent directors and chief executive officer. In making its determinations, our Corporate Governance Committee evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best attain success for the Company and represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, our Corporate Governance Committee makes its recommendation to our board of directors. Historically, our Corporate Governance Committee has not relied on third-party search firms to identify board of directors candidates. Our Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

Our Corporate Governance Committee has not received director candidate recommendations from our shareholders and does not have a formal policy regarding consideration of such recommendations since it believes that the process currently in place for the identification and evaluation of prospective members of our board of directors is adequate. Any recommendations received from shareholders will be evaluated in the same manner as potential nominees suggested by members of our board of directors or management. Shareholders wishing to suggest a candidate for director should write to the Company’s chief financial officer and corporate secretary at 1781 - 75th Avenue W., Vancouver, BC V6P 6P2.

Orientation and Continuing Education

Every new director is provided with an information package that includes a description of the Company and its policies and procedures as well as a copy of the mandate of the board of directors and its committees. Every new director is invited to meet with each senior executive in order to acquire an understanding of each sector of activity and to get to know the executives. Most board meetings include presentations by various functional areas, to give board members additional insight into the business. The Company will support board members who wish to engage in ongoing director’s education in particular areas to maintain the skill and knowledge necessary to effectively perform their duties.

Director Independence

Our board of directors has determined that each of the director nominees, other than Dr. Barbara R. Kinnaird, Dr. Peter A. Thompson and Dr. Jonathan J. Wang, standing for election is an independent director under the SEC and applicable Canadian securities rules. In determining the independence of our directors, our board of directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Person Transactions” below, and the role of any of the directors in managing the Company.

The Company has taken steps to ensure that adequate structures and processes are in place to permit the board of directors to function independently of management. The directors generally hold an in camera session at each meeting of the directors in which only the non-management directors participate. In addition, the independent committee meets periodically to consider matters involving potential conflicts with OrbiMed Advisors LLC.

Shareholder Communications

Our shareholders and other interested parties may send written correspondence to non-management members of our board of directors to the corporate secretary or to the chief executive officer at 1781 - 75 Avenue W., Vancouver, BC V6P 6P2 or IR@responsebio.com. Our corporate secretary or chief executive officer will review the communication, and if the communication is determined to be relevant to our operations, policies, or procedures (and not vulgar, threatening, or of an inappropriate nature not relating to our business), the communication will be forwarded to the Chairman of the board of directors. If the communication requires a response, our Corporate Secretary will assist the Chairman of the board of directors (or other directors), if required, in preparing the response.

Corporate Governance Principles and Code of Business Conduct and Ethics

Our board of directors has adopted a Mandate and Responsibilities of the Board of Directors. This mandate addresses items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. Our board of directors has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Mandate and Responsibilities of the Board of Directors and the full text of our Code of Business Conduct and Ethics are posted on our website at www.responsebio.com in the Governance section of our Investor Relations webpage. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.

PROPOSALS 1&2

FIX NUMBER OF DIRECTORS AT SEVEN (7) AND ELECTION OF DIRECTORS

Nominees to Be Elected (Term Expiring in 2017)

The Board proposes the number of directors of the Company be fixed at seven (7) and our Corporate Governance Committee recommended and our board of directors nominated the following seven (7) nominees for election to our board of directors at the Annual Meeting: Anthony F. Holler, Joseph D. Keegan, Clinton H. Severson, Lewis J. Shuster, Peter A. Thompson, Jonathan J. Wang, and Barbara R. Kinnaird, each of whom is presently a member of our board of directors with a term expiring after the Annual Meeting.

Each nominee has agreed to serve if elected, and management has no reason to believe that they will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by our Corporate Governance Committee and designated by the present board of directors to fill the vacancy.

2015 Board Structure

Under our articles of incorporation, the size of our board of directors is to be set from time to time by ordinary resolution of our shareholders. Our board of directors currently consists of seven (7) members, and we are proposing to set the number at seven (7). Each of our directors is elected for a term of one year to serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Information Regarding Nominees for Election to the Board of Directors

The information set forth below as to the nominees for election to serve on our board of directors has been furnished to us by the nominees:

Name	Age (As of April 1, 2016)	Position
Anthony F. Holler, M.D.	64	Director
Joseph D. Keegan, Ph.D.	62	Director
Clinton H. Severson	67	Director
Lewis J. Shuster	60	Chairman of the Board
Peter A. Thompson, M.D.	56	Director
Jonathan J. Wang. Ph.D.	48	Director
Barbara R. Kinnaird, Ph.D.	48	Director and CEO

The number and class of voting securities of the Company and its subsidiaries beneficially owned, controlled or directed, directly or indirectly, by each proposed director is set forth below under “Security Ownership.”

Anthony F. Holler, M.D., British Columbia, Canada

Dr. Anthony F. Holler joined Response Biomedical’s Board of Directors as a Director in March 2006 and served on the Audit Committee and the Compensation Committee until August 2014. Dr. Holler served as our interim CEO from August 2014 through May 2015 and was appointed Vice-Chairman of the Board in November 2015. He was one of the original founders of ID Biomedical Corporation, and has served as its director since 1991 and served as CEO from 1999 until 2006 when the Company was acquired by GlaxoSmithKline. Dr. Holler has been the Non-Executive Chairman of CRH Medical Corporation (Formerly Medsurge Medical Products Corp.) since December 2005 and was also the Chairman of Trevali Mining Corporation from October 2010 to 2014. He was a director of Neptune Technologies & BioResources, Inc. from July 2011 until June 2012. Dr. Holler served as Non-Executive Chairman of Corriente Resources Inc. from until June 2010 when the Company was acquired by CRCC-Tongguan Investment (Canada) Co., Ltd. and its director from September 2003. Dr. Holler served as an Emergency physician at University Hospital at the University of British Columbia from 1981 until 1993. He received a Bachelor of Science in 1975 and a Medical Degree in 1979 from the University of British Columbia. Dr. Holler’s medical and business background gives him a perspective that is helpful to the board of directors for understanding the Company’s product markets.

Joseph D. Keegan, Ph.D., California, United States

Dr. Joseph D. Keegan joined Response Biomedical’s Board of Directors as a Director and member of the Compensation Committee in June 2011. Dr. Keegan was appointed as an Audit Committee member in September 2014. Dr. Keegan has more than thirty years of experience in life science businesses. From 2007 to 2012, Dr. Keegan served as CEO at ForteBio, Inc. where he led the Series C financing which raised $25M, established product development and sales strategies that resulted in 2007-11 compounded annual revenue growth of 45%, and exited the company through its sale to Pall Corporation at $159M, including ForteBio cash. During his nine (9) year tenure at Molecular Devices Corporation, Dr. Keegan grew the company’s revenues from $30M to $200M through internal growth and acquisitions. In early 2007, he oversaw its acquisition by MDS for $615M. Dr. Keegan joined MDC from Becton Dickinson and Company where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. Prior to Becton Dickinson, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc. He currently serves on the board of directors of ALDA as past Chairman since 2007 , Advanced Cell Diagnostics since 2013, Optfluidics Corporation since 2014, Courtagen Corporation since 2015, Wasatch Microfluidics since 2014 , Unchained Labs since 2015 , Labcyte Corporation as Chairman since 2012 , Seahorse Bioscience Inc. since 2007, Stereotaxis, Inc. since 2011 (Nasdaq: STXS) and the San Francisco Opera. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University. Dr. Keegan brings to the Board of Directors a long history of experience in the field of biotechnology and business strategy.

Barbara R. Kinnaird, Ph.D., British Columbia, Canada

Dr. Barbara R. Kinnaird has over 25 years of research and business experience primarily in the fields of point of care (POC) testing and in vitro diagnostics. Since joining Response Biomedical Corp. in August 2004, Dr. Kinnaird has held several key management positions including responsibilities for Product Development, Quality, Regulatory, Manufacturing and Sales. Dr. Kinnaird has consistently demonstrated her ability to deliver results from her areas of responsibility. During Dr. Kinnaird’s tenure in these positions, she has lead teams to improve the product design control, operational efficiencies, gross margins and sales. Additionally under her direction, the Company obtained and maintains regulatory approvals to support sales in several global jurisdictions such as China, Japan, United States and Canada. Dr. Kinnaird’s strengths include her extensive experience in empowering a team to manage through organizational changes that improve the Company processes, decrease costs and accelerate business performance. Dr. Kinnaird holds a Ph.D. in Microbiology and Immunology from the University of British Columbia at the B.C. Children’s Hospital in the Department of Pediatrics. She conducted her post-doctoral research at the Michael Smith Laboratories in genomics and gene expression profiling, in collaboration with the B.C. Genome Sciences Centre and consulted for the Proteomics division of Incyte Genomics Inc.

Clinton H. Severson, California, United States

Mr. Clinton H. Severson joined Response Biomedical’s Board of Directors as a Director and member of the Audit Committee in June 2011. Mr. Severson was appointed as Corporate Governance Committee member in September 2014. Mr. Severson has been President and Chief Executive Officer of Abaxis Inc. since June 1996. From February 1989 to May 1996, Mr. Severson served as President and CEO of MAST Immunosystems, Inc. Mr. Severson began his career at Syva from 1978 to 1984, and then moved to 3M Diagnostic Systems from 1984 to 1989. He has been Chairman of the Board of Directors of Abaxis Inc. (NASDAQ: ABAX) since May 1998 and a Director since June 1996. Mr. Severson has been Non-Executive Director of Trinity Biotech (NASDAQ: TRIB) since November 2008, a Director of Bioxiness Pharmaceuticals, Inc. and Cutera, Inc. since January 2011 and January 2015 respectively, and a Director of CytoCore, Inc. (OTC QB: CYOE) from November 2006 through February 2012. Mr. Severson received his Bachelors of Business Administration from Minot State University in 1973. Mr. Severson’s years of experience in the life sciences industry are very valuable to the Company as it works to execute its business strategy.

Lewis J. Shuster, California, United States

Mr. Lewis J. Shuster joined Response Biomedical’s Board of Directors as a Director and Audit Committee Chairman in June 2011. Mr. Shuster was appointed Chairman of the Board of Directors in August 2014. Currently, he is the Chief Executive Officer of Shuster Capital. From 2003 to 2007, he served as CEO of Kemia Inc., a drug discovery and development company, and he had previously held executive positions with Invitrogen, including Chief Operating Officer. From 1994 to 1999, while at Pharmacopeia, Inc., Mr. Shuster served as the firm’s Chief Financial Officer and later as COO of Pharmacopeia Labs. Mr. Shuster also served as EVP, Finance and Operations at Human Genome Sciences from 1992 to 1994. Prior to this he served as EVP and then CEO of Microbiological Associates, where he led a successful turnaround of a failing LBO and built a profitable GLP biological testing service business today known as BioReliance from 1986 until 1992. Before joining Microbiological Associates, he held positions with MDL Ltd. and the Boston Consulting Group. He presently serves as a member of the board of directors and Audit Committee Chairman for Cleave Biosciences since 2013, HTG Molecular Diagnostics (NASDAQ: HTGM) since 2014 and Principia Biopharma since 2014 . Mr. Shuster also serves as a board of directors member of TissueNetix Inc. since 2014 and Active Motif since 2014 , and has previously served a board of directors member and Audit Committee Chairman of Complete Genomics, Inc. (NASDAQ: GNOM) from 2010 to 2013, and Sorrento Therapeutics (NASDAQ: SRNE) from 2009 to 2010, and Mast Therapeutics, Inc. (NYSE MKT: MSTX) from April 2011 to March 2016. Mr. Shuster earned an M.B.A. from Stanford University and a B.A. from Swarthmore College. Mr. Shuster’s experience as a chief executive officer, chief financial officer, and board of directors Audit Committee chairman brings to the Board of Directors perspective regarding financial and accounting issues.

Peter A. Thompson, M.D., Washington, United States

Dr. Peter A. Thompson joined Response Biomedical’s Board of Directors as a Director and chair of the Corporate Governance and Nominating Committee in June 2010. He was appointed as the Executive Chairman and Chief Executive Officer in August 2011. He served as interim CEO until April 2012. Dr. Thompson resigned as Chairman of the Board of Directors in August 2014 and became the chair of the Compensation Committee and Corporate Governance Committee in September 2014. Dr. Thompson is a proven biotechnology executive and entrepreneur with over 21 years of experience in the industry. He co-founded Trubion Pharmaceuticals, and served as Chief Executive Officer and Chairman from its inception through its successful IPO on NASDAQ and as a public company until his retirement in 2009. Dr. Thompson is the former Vice President & General Manager of Chiron Informatics at Chiron Corporation and held various executive positions in Becton Dickinson, including Vice President, Research and Technology Department of BD Bioscience, prior to joining Chiron. Dr. Thompson is a co-founder of iMetrikus, a clinical decision support company, where he served as CEO and Chairman. He is a Private Equity Partner at OrbiMed Advisors and the founder and Managing Director of Strategicon Partners, an investment and management services company. He served as a director on the boards of directors of Anthera Pharmaceuticals from 2011 through 2013 (NASDAQ: ANTH), Mirati Therapeutics from 2011 through 2014 (NASDAQ: MRTX), CoDa Therapeutics from 2007 through 2010, ProNAi Therapeutics from 2014 through 2015 and Cardioxyl Pharmaceuticals from 2012 through 2015. He serves as a director on the boards of directors of Cleave Biosciences since 2010 (Co-Founder), Principia Biosciences since 2010, Oxford Oncology since 2013, Corvus Pharmaceuticals since 2014, PMV Pharmaceuticals since 2014, Adaptimmune Ltd. Since 2014, and TranscripTx since 2015. Dr. Thompson is an Ernst & Young Entrepreneur of the Year awardee, an inventor on numerous patents, a board-certified internist and oncologist, and was on staff at the National Cancer Institute following his internal medicine training at Yale University. As an experienced biotechnology entrepreneur, Dr. Thompson is specially qualified to serve on the board of directors because of his detailed knowledge of our operations and markets.

Jonathan J. Wang, Ph.D., Shanghai, China

Dr. Jonathan J. Wang joined Response Biomedical’s Board of Directors as a Director and member of the Compensation Committee in July 2010. Dr. Wang is a Senior Managing Director at OrbiMed Asia, which he co-founded. He has over 21 years of healthcare and life sciences experience, spanning investment, entrepreneurship and research. Previously, he was General Manager, Greater China at Burrill & Company and Managing Director at WI Harper Group. He was or is a Board Director at a number of companies, such as ForteBio (acquired by Pall Corporation), EA and GC-Rise. He is a co-founder and former Chairman of The BayHelix Group, a premier organization of Chinese life sciences business leaders. He holds a Ph.D. in Molecular Neurobiology from Columbia University, where he obtained scientific training under the supervision of Dr. Eric Kandel, a Nobel Laureate. He was rewarded the Howard Hughes Medical Institute (HHMI) Research Fellowship at Columbia. He also earned an MBA from Stanford University. Dr. Wang’s background gives him a perspective that is helpful to the board of directors for understanding the Company’s product market in China.

Required Vote

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to set the size of our board of directors and elect directors. If no contrary indication is made, proxies in the accompanying form are to be voted: (i) for the resolution setting the size of our board of directors at seven (7); and (ii) for the election of our board’s nominees to serve on our board of directors. Each person nominated for election has agreed to serve if elected and our board of directors has no reason to believe that any nominee will be unable to serve.

Majority Voting Policy

The board of directors has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a shareholders’ meeting. If the number of common shares “withheld” for any nominee exceeds the number of common shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the board of directors. The Corporate Governance Committee will consider such offer of resignation and will make a recommendation to the board of directors concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the board of directors would be in the best interests of the Company. The board of directors must take formal action on the Corporate Governance Committee’s recommendation within 90 days of the date of the applicable shareholders meeting and announce its decision by press release. The policy does not apply in circumstances involving contested director elections.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” SETTING THE SIZE OF THE BOARD AT SEVEN (7) AND “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ABOVE.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

Except as described below, to the knowledge of the Company, no nominee for election as a director:

(i)	is, at the date hereof or has been, within the 10 years before, a director, chief executive officer or chief financial officer of any company, that while that person was acting in that capacity:

(a)	was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for more than 30 consecutive days, or

(b)

was subject to an event that resulted, after the director or executive officer ceased to be a director, chief executive officer or chief financial officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for more than 30 consecutive days, or

(ii)

is, as at the date hereof or has been, within the 10 years before, a director or executive officer of any company, that while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(iii)

has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.

(iv)

Anthony Holler is a former director of Inviro Medical Inc. (“Inviro”). Inviro is a company incorporated under the laws of Canada which owns certain intangible assets including goodwill and customer relationships, and all of the issued and outstanding shares of Inviro Medical Devices, Inc. (the “US Subsidiary”). The US Subsidiary owns inventory manufactured in accordance with licenses issued by the Department of Health of the Government of Canada and the Food and Drugs Administration of the United States of America. On October 29, 2010, Inviro declared that it was no longer a going concern, and on or about that date, Inviro ceased to carry on business and all of its directors and officers, including Dr. Holler, resigned. On February 7, 2011, Dr. Holler, on behalf of a committee of debenture holders of Inviro, filed a Notice of Civil Claim seeking, among other things, an order for the appointment of a receiver of all of the assets and undertakings of Inviro. On February 10, 2011, the Supreme Court of British Columbia issued an order appointing Alvarez & Marsal Canada Inc. (the “Receiver’) as receiver and receiver and manager of all of the assets, undertakings and properties of Inviro. The receivership process became complete in or around March 2013. On April 9, 2013, the Supreme Court of British Columbia issued an order discharging the Receiver.

(v)

Lewis Shuster is a former director of PRACS LLC (“PRACS”), which filed for Chapter 7 bankruptcy in March 2013. Mr. Shuster joined the PRACS board of directors in late June of 2012 when the company emerged from Chapter 11 bankruptcy. Despite the best efforts of the board of directors and management, the company’s performance failed to improve. Management and the board of directors’ negotiations with the company’s lenders to obtain further financing eventually failed, and the lenders that brought the company out of bankruptcy in June 2012 decided in March 2013 to liquidate the company’s assets.

To the best of management’s knowledge, no proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court, or regulatory body that would likely be considered important to a reasonable security holder in deciding to vote for a proposed director.

PROPOSAL 3

APPOINTMENT OF AUDITORS

At our Annual Meeting, shareholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Our Audit Committee has recommended, and our board of directors has appointed PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2016. PwC was first appointed auditor of the Company on June 19, 2012. Our board of directors has conditioned its appointment of PwC as our independent registered public accounting firm upon the receipt of an affirmative vote of a majority of the shares properly cast at our Annual Meeting. Shareholders will be asked to consider and, if thought appropriate, ratify the appointment of PwC as our auditors to hold office until our next annual general meeting at remuneration to be fixed by our board of directors.

Representatives of PwC will be available at our Annual Meeting, where they will have the opportunity to make a statement should they so desire and will be available to respond to appropriate questions from shareholders.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Auditors

Our Audit Committee has established a policy that requires that all audit and permissible non-audit services provided by our independent auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the appointment of auditors is required to ratify the appointment of PwC as our auditors. Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF PWC AS OUR AUDITORS TO HOLD OFFICE UNTIL OUR NEXT ANNUAL GENERAL MEETING.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2015.

The purpose of the Audit Committee is to assist the Company’s board of directors in its general oversight of the financial reporting, internal controls and audit functions. The Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC, the Company’s independent registered public accounting firm, for the year ended December 31, 2015. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13A-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. PwC is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America.

The Audit Committee held four (4) meetings during 2015. The committee met privately in executive session with PwC as part of each meeting where quarterly or annual financial statements were discussed. The committee chair held private meetings with the chief financial officer and with representatives of PwC.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” In addition, PwC has provided the Audit Committee with the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” In connection with the foregoing, the Audit Committee has discussed with PwC their firm’s independence.

Based on their review of the consolidated financial statements and discussions with, and representations from, management and PwC referred to above, the Audit Committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the U.S. Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

AUDIT COMMITTEE Lewis J. Shuster Joseph D. Keegan, PhD. Clinton H. Severson

Principal Accounting Fees and Services

In connection with the audit of our 2015 financial statements, we entered into an engagement agreement in 2014 with PwC, which set forth the terms by which PwC has performed audit services for us.

The following table sets forth the aggregate fees agreed to by us for the annual and statutory audits for the years ended December 31, 2015 and 2014:

	For the years ended December 31,

	2015	2014
Audit fees	$124,000	$121,387

Audit-related fees	-	-

Tax fees	-	-

All other fees	-	-

Totals	$124,000	$121,387

Audit Fees. Audit fees for the year ended December 31, 2015 and 2014 were for professional services provided in connection with the audit of our annual consolidated financial statements and interim reviews of our quarterly consolidated financial statements.

Audit Related Fees. There were no audit related fees for the years ended December 31, 2015 and 2014.

Tax Fees. There were no tax fees for the years ended December 31, 2015 and 2014.

All audit fees relating to the audit for the financial year ended December 31, 2015, were approved in advance, or were ratified, by our Audit Committee. All audit and non-audit services provided by PwC were, and will continue to be, pre-approved by our Audit Committee.

PROPOSAL 4

APPROVAL OF UNALLOCATED OPTIONS, RIGHTS AND OTHER ENTITLEMENTS UNDER THE AMENDED OPTION PLAN

The Company’s amended and restated option plan (the “Amended Option Plan”) governs our issuance of stock options. The Amended Option Plan was originally approved by shareholders at our 2008 Annual General Meeting and an amendment was approved at our 2013 Annual General Meeting. Pursuant to the TSX rules on security based compensation arrangements (the “TSX Rules”), because the Amended Option Plan is a rolling plan pursuant to which the number of common shares issuable upon exercise of options granted pursuant to the Amended Option Plan is maintained at 20% of the total number of our common shares issued and outstanding from time to time, the unallocated options, rights and other entitlements under the Amended Option Plan must be approved by our shareholders every three years.

As of April 14, 2016, there are currently 1,403,376 options issued under the Amended Option Plan (with a weighted average exercise price of approximately $1.44) and 1,985,256 common shares reserved for issuance pursuant to the valid exercise of options issuable under the Amended Option Plan, being approximately 14.1% and 20% of the total number of outstanding common shares, respectively. For further details on the terms of the Amended Option Plan, please see “Security Ownership – Summary of the Amended Option Plan” below.

At our Annual Meeting, shareholders will be requested to consider and, if thought advisable, approve, ratify and confirm the unallocated options, rights and other entitlements under the Amended Option Plan. The Company will subsequently be required to seek the approval of its shareholders no later than June 13, 2019 with respect to the unallocated options, rights and other entitlements in existence under the Amended Option Plan at that time. Since the Amended Option Plan does not contain an insider participation limit, disinterested shareholder approval within the meaning of the TSX Rules must be obtained to approve, ratify and confirm the unallocated options, rights and other entitlements under the Amended Option Plan. Therefore, 5,219,615 common shares held by insiders of the Company who are entitled to receive a benefit under the Amended Option Plan will not be counted for purposes of approving this resolution. In the event that shareholders do not approve, ratify and confirm the unallocated options, rights and other entitlements under the Amended Option Plan, currently outstanding options will continue unaffected; however, we will not be able to grant new options under the Amended Option Plan and any currently outstanding options which are subsequently exercised, expired or cancelled will not be available for re-grant.

At our Annual Meeting, or any adjournment thereof, disinterested shareholders within the meaning of the TSX Rules will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolutions:

“WHEREAS:

(a)	The Board of Directors of Response Biomedical Corp. (the “Company”) adopted a stock option plan in 2008 and amended such stock option plan in 2012 and 2013 (the “Amended Option Plan”);

(b)	The Amended Option Plan does not have a fixed maximum number of securities issuable; and

(c)

The rules of the Toronto Stock Exchange provide that all unallocated options, rights or other entitlements under a security based compensation arrangement which does not have a fixed maximum number of securities issuable be approved by shareholders every three years;

BE IT RESOLVED THAT:

(1)	All unallocated options, rights or other entitlements under the Amended Option Plan be and are hereby approved, ratified and confirmed.

(2)

The Company has the ability to continue granting options under the Amended Option Plan until June 13, 2019, which is the date that is three years from the date of the shareholder meeting at which shareholder approval is being sought.

(3)

Any director or officer of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director or officer may, in his or her discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolutions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SHAREHOLDER RESOLUTIONS TO APPROVE, RATIFY AND CONFIRM THE UNALLOCATED OPTIONS, RIGHTS AND OTHER ENTITLEMENTS UNDER THE AMENDED OPTION PLAN.

PROPOSAL 5

APPROVAL OF UNALLOCATED ENTITLEMENTS UNDER THE RSU PLAN

The Company’s restricted share unit plan (the “RSU Plan”) governs our issuance of restricted share units (“RSUs”). The RSU Plan was approved by shareholders at our 2013 Annual General Meeting. Pursuant to the TSX Rules, because the RSU Plan is a rolling plan pursuant to which the number of RSUs which may be granted is maintained at 2.5% of the total number of our common shares issued and outstanding from time to time, the unallocated entitlements under the RSU Plan must be approved by our shareholders every three years.

As of April 14, 2016, there are currently 231,016 RSUs issued under the RSU Plan and 248,131 common shares reserved for issuance upon the vesting of RSUs issuable under the RSU Plan, being approximately 2.3% and 2.5% of the total number of outstanding common shares, respectively. For further details on the terms of the RSU Plan, please see “Security Ownership – Summary of the RSU Plan” below.

At our Annual Meeting, shareholders will be requested to consider and, if thought advisable, approve, ratify and confirm the unallocated entitlements under the RSU Plan. The Company will subsequently be required to seek the approval of its shareholders no later than June 13, 2019 with respect to the unallocated entitlements in existence under the RSU Plan at that time. Since the RSU Plan does not contain an insider participation limit, disinterested shareholder approval within the meaning of the TSX Rules must be obtained to approve, ratify and confirm the unallocated entitlements under the RSU Plan. Therefore, 5,219,615 common shares held by insiders of the Company who are entitled to receive a benefit under the RSU Plan will not be counted for purposes of approving this resolution. In the event that shareholders do not approve, ratify and confirm the unallocated entitlements under the RSU Plan, currently outstanding RSUs will continue unaffected; however, we will not be able to grant new RSUs under the RSU Plan that are to be satisfied in common shares of the Company. We will, however, be able to continue granting RSUs that are to be satisfied through the delivery of common shares purchased by an independent administrator in the secondary market or through the payment of cash.

At our Annual Meeting, or any adjournment thereof, disinterested shareholders within the meaning of the TSX Rules will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolutions:

“WHEREAS:

(a)	The Board of Directors of Response Biomedical Corp. (the “Company”) adopted a RSU plan in 2013 (the “RSU Plan”);

(b)	The RSU Plan does not have a fixed maximum number of securities issuable; and

(c)

The rules of the Toronto Stock Exchange provide that all unallocated options, rights or other entitlements under a security based compensation arrangement which does not have a fixed maximum number of securities issuable be approved by shareholders every three years;

BE IT RESOLVED THAT:

(1)	All unallocated entitlements under the RSU Plan be and are hereby approved, ratified and confirmed.

(2)

The Company has the ability to continue granting RSUs under the RSU Plan that are to be satisfied in common shares of the Company until June 13, 2019, which is the date that is three years from the date of the shareholder meeting at which shareholder approval is being sought.

(3)

Any director or officer of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director or officer may, in his or her discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolutions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SHAREHOLDER RESOLUTIONS TO APPROVE, RATIFY AND CONFIRM THE UNALLOCATED ENTITLEMENTS UNDER THE RSU PLAN.

PROPOSAL 6

APPROVAL OF UNALLOCATED ENTITLEMENTS UNDER THE DSU PLAN

The Company’s deferred share unit plan (the “DSU Plan”) governs our issuance of deferred share units (“DSUs”). The DSU Plan was approved by shareholders at our 2013 Annual General Meeting. Pursuant to the TSX Rules, because the DSU Plan is a rolling plan pursuant to which the number of DSUs which may be granted is maintained at 2.5% of the total number of our common shares issued and outstanding from time to time, the unallocated entitlements under the DSU Plan must be approved by our shareholders every three years.

As of April 14, 2016, there are currently 86,918 DSUs issued under the DSU Plan and 248,131 common shares reserved for issuance upon the redemption of DSUs issuable under the DSU Plan, being approximately 0.9% and 2.5% of the total number of outstanding common shares, respectively. For further details on the terms of the DSU Plan, please see “Security Ownership – Summary of the DSU Plan” below.

At our Annual Meeting, shareholders will be requested to consider and, if thought advisable, approve, ratify and confirm the unallocated entitlements under the DSU Plan. The Company will subsequently be required to seek the approval of its shareholders no later than June 13, 2019 with respect to the unallocated entitlements in existence under the DSU Plan at that time. Since the DSU Plan does not contain an insider participation limit, disinterested shareholder approval within the meaning of the TSX Rules must be obtained to approve, ratify and confirm the unallocated entitlements under the DSU Plan. Therefore, 5,163,856 common shares held by insiders of the Company who are entitled to receive a benefit under the DSU Plan will not be counted for purposes of approving this resolution. In the event that shareholders do not approve, ratify and confirm the unallocated entitlements under the DSU Plan, currently outstanding DSUs will continue unaffected; however, we will not be able to grant new DSUs under the DSU Plan that are to be satisfied in common shares of the Company. We will, however, be able to continue granting DSUs that are to be satisfied through the delivery of common shares purchased by an independent administrator in the secondary market or through the payment of cash.

At our Annual Meeting, or any adjournment thereof, disinterested shareholders within the meaning of the TSX Rules will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolutions:

“WHEREAS:

(a)	The Board of Directors of Response Biomedical Corp. (the “Company”) adopted a DSU plan in 2013 (the “DSU Plan”);

(b)	The DSU Plan does not have a fixed maximum number of securities issuable; and

(c)

The rules of the Toronto Stock Exchange provide that all unallocated options, rights or other entitlements under a security based compensation arrangement which does not have a fixed maximum number of securities issuable be approved by shareholders every three years;

BE IT RESOLVED THAT:

(1)	All unallocated entitlements under the DSU Plan be and are hereby approved, ratified and confirmed.

(2)

The Company has the ability to continue granting DSUs under the DSU Plan that are to be satisfied in common shares of the Company until June 13, 2019, which is the date that is three years from the date of the shareholder meeting at which shareholder approval is being sought.

(3)

Any director or officer of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director or officer may, in his or her discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolutions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SHAREHOLDER RESOLUTIONS TO APPROVE, RATIFY AND CONFIRM THE UNALLOCATED ENTITLEMENTS UNDER THE DSU PLAN.

PROPOSAL 7

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our Annual Meeting, shareholders will be asked to approve, on an advisory basis, the compensation of our named executive officers as described in this information circular, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and specifically Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed:

●	to attract and retain talented and experienced executives;
●	to motivate and reward executives whose knowledge, skills and performance are critical to our success;
●	to ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and
●	to incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our stockholders.

Under this program, our named executive officers are rewarded for the achievement of specific short-term and long-term goals that enhance shareholder value. Shareholders are urged to read the Executive Compensation section of this information circular, which describes our executive compensation program and contains information about the fiscal year 2015 compensation of our named executive officers. The Compensation Committee and our board of directors believe that our compensation design and practices are effective in implementing our executive compensation goals.

Proposed Resolution

At our Annual Meeting, or any adjournment thereof, shareholders will be asked to consider and if deemed appropriate, pass, with or without variation, the following resolution:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS, THAT:

(a)

The shareholders approve, on an advisory basis in a non-binding vote, the compensation of Response Biomedical Corp. named executive officers as disclosed in this information circular pursuant to Item 402 of Regulation S-K, including information under the caption “Executive Compensation,” the tabular disclosure regarding executive compensation and the accompanying narrative disclosures set forth in the information circular relating to Response Biomedical’s 2016 Annual and Special Meeting of Shareholders.”

(b)

Any officer or director of Response Biomedical Corp. be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determine to be necessary in order to give full effect to the intent and purpose of this resolution.”

Required Vote

A majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the advisory vote on executive compensation is required to approve, on an advisory basis, the compensation of our named executive officers. Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote for the approval of the foregoing resolution.

Even though this say-on-pay vote is advisory and, therefore, will not be binding on us, our compensation committee and our board of directors value the opinions of our shareholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our shareholders’ concerns, and the compensation committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS INFORMATION CIRCULAR.

EXECUTIVE COMPENSATION

Our Executive Officers

The following table sets forth the name and position of each of the persons who served as our named executive officers during 2015.

Name	Age (As of April 1, 2016)	Position
Barbara R. Kinnaird, Ph.D.	48	Chief Executive Officer
William J. Adams	54	Chief Financial Officer
Anthony F. Holler, M.D.	64	Former Interim Chief Executive Officer

Barbara R. Kinnaird, Ph.D., Chief Executive Officer

A biography for Dr. Kinnaird can be found under “Proposals 1 and 2- Fix Number of Directors at seven (7) and Election of Directors” above.

William J. Adams, CPA,CA, Chief Financial Officer

Mr. William J. Adams is a Chartered Professional Accountant, CA, with over 23 years of strategic financial management experience in both public and private companies. He was Chief Financial Officer of CellFor Inc., a privately held forestry biotechnology company that manufactures tree seedlings for international markets, from August 2008 to August 2012. Prior to his position at CellFor, Mr. Adams was the Chief Financial Officer of a privately held bio-pharmaceutical company, Patos Therapeutics Inc. from January 2007 to August 2008. Prior to his tenure at Patos, he was Chief Financial Officer with the publicly listed bio-pharmaceutical company, AnorMED Inc., from its startup, to IPO and through to its successful sale to a U.S.-based international bio-pharmaceutical company. Before joining AnorMED in 1996, Mr. Adams was Chief Financial Officer of Epic Data International Inc., a TSX listed technology company with an international customer base for its manufacturing hardware and software system solutions, and prior to that he was an audit manager with KPMG. He is a Chartered Professional Accountant, CA, and holds a Bachelor of Commerce Degree from the University of British Columbia.

Anthony F. Holler, M.D., Former Interim Chief Executive Officer

A biography for Dr. Holler can be found under “Proposals 1 and 2- Fix Number of Directors at seven (7) and Election of Directors” above.

Executive Compensation

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2015 and 2014 by our principal executive officer, principal financial officer, and our former Interim Chief Executive Officer. We refer to these executive officers as our “named executive officers” elsewhere in this document.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)	Option Awards (3) ($)	All Other Compensation (4) ($)	Total ($)
Barbara R. Kinnaird Ph.D. (1) Chief Executive Officer	2015	204,615		75,750		280,365
Former Chief Operating Officer	2015	112,939		17,600		130,539
	2014	212,292	-	48,760	-	261,052
William J. Adams Chief Financial Officer	2015	302,097	-	103,350	1,838	407,285
	2014	251,071	-	45,885	1,838	298,794
Anthony F. Holler, M.D. (2)	2015		35,497			35,497
Former Interim Chief Executive Officer	2014	-	26,250	-	-	26,250

(1)	Dr. Kinnaird was appointed our CEO on May 19, 2015.
(2)	Dr. Holler resigned as our Interim CEO on May 19, 2015.

(3) Option awards are valued using a Black-Scholes model at the time of grant.

(4) Other Compensation represents: life insurance premiums paid by the Company on behalf of Mr. Adams.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2015, including the value of the stock awards:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Barbara R. Kinnaird, Ph.D.	59,125	5,375	-	2.20	2-Apr-2022
	9,625	12,375	-	1.50	19-Mar-2024
	6,770	18,230	-	0.88	13-Nov-2024
	-	22,000	-	0.92	20-Mar-2025
	-	100,000	-	0.72	19-May-2025
	-	25,000	-	0.60	21-Dec-2025
William J. Adams	53,750	10,750	-	1.60	13-Aug-2022
	15,093	19,407	-	1.50	19-Mar-2024
	-	34,500	-	0.92	20-Mar-2025
	-	100,000	-	0.72	19-May-2025
	-	25,000	-	0.60	21-Dec-2025

Employment Arrangements and Change of Control Arrangements

(1)          Employment Agreement – Barbara R. Kinnaird, Ph.D.

Effective December 22, 2015, Response Biomedical Corp., or the Company, entered into an employment agreement with Dr. Barbara Kinnaird, the Company’s Chief Executive Officer. Dr. Kinnaird will initially be paid a base salary of $350,000, and is eligible to participate in our RSU Plan and to be granted options pursuant to the terms of our Amended and Restated 2008 Stock Option Plan, as well as a signing bonus of $1,000. Dr. Kinnaird is also eligible to participate in our short-term incentive plan with a target incentive bonus, currently set at 40% of her base salary, based on corporate and personal objectives, and she is also eligible to participate in our employee medical, dental and life insurance plans.

If Dr. Kinnaird is terminated without just cause (as defined in the agreement), she is entitled to either 24 months’ notice, or else 24 months of base salary and a prorated incentive payment based on the latest incentive payment made to her, in both cases payable in monthly installments over 24 months. Additionally, if within 12 months following a change in control, she is demoted, required to relocate, or experiences a decrease in salary or certain benefits, she will be entitled to the payments described in the previous sentence as well as acceleration of all unvested options and RSUs.

(2)          Employment Agreement – William J. Adams

Effective June 28, 2012, the Company entered into an employment agreement with Mr. Adams pursuant to which he agreed to provide his services to the Company in the capacity of Chief Financial Officer effective August 13, 2012, for a term to continue until terminated. The employment agreement was amended in 2014. The agreement provides for: base salary, eligibility to participate in the 2008 Stock Option Plan, eligibility to participate in our short-term incentive plan with a target incentive bonus up to 35% of his annual salary based on corporate and personal objectives; and eligibility to participate in our employee medical, dental and life insurance plans in addition to the Company paying up to $2,000 per year towards a private life insurance policy. The agreement provides for a severance payment equal to twelve (12) months of base salary and a prorated incentive payment based on the last incentive payment made in the event that the Company terminates Mr. Adams’s employment without cause. Mr. Adams may resign from his employment at any time by providing four (4) weeks written notice where by the Company will provide a paid four (4) week notice payment of then-current salary and benefits if it waives any portion of the four (4) week notice period.

Option Exercises and Stock Vested at Fiscal Year End

There were no options exercised by our named executive officers during the fiscal year ended December 31, 2015.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Non-Employee Director Compensation

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of the Board for the fiscal year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony F. Holler	-	47,156	3,900	-	-	-	51,056
Joseph D. Keegan	-	29,000	3,900	-	-	-	32,900
Clinton H. Severson	-	28,500	3,900	-	-	-	32,400
Lewis J. Shuster	47,352	39,000	3,900	-	-	-	90,252
Peter A. Thompson	-	39,250	3,900	-	-	-	43,150
Jonathan Wang	-	27,500	3,900	-	-	-	31,400

(1)

The dollar amounts reflect the fees earned in cash by our directors for the year ended December 31, 2015. All of our directors elected to receive either Restricted Share Units (“RSU”) or Deferred Share Units (“DSU”) stock awards in lieu of cash for this period except for the amounts elected to be paid in cash by Lewis J. Shuster. The dollar value shown was settled in RSUs or DSUs with a fair value computed pursuant to ASC 718 and attributable to RSU or DSU awards granted to these individuals on the date that the Option Committee was first able to grant such RSUs or DSUs for the applicable quarterly Board fees. As these values reflect the aggregate grant date fair value in accordance with ASC 718, they do not necessarily correspond to the actual value that may be realized by our directors.

(2)	Option awards are valued using a Black-Scholes model at the time of grant.

2015 Compensation of Directors

As of July 1, 2015, non-management board members received an annual retainer of $35,000 and no board of director meeting fees. From January 1, 2015 to June 30, 2015, non-management board members received an annual retainer of $15,000 and board of director meeting fees of $1,500 for attendance in person and $500 for attendance by teleconference. In addition, the Committee chairs received an annual stipend of $5,000 except for the Chair of the Audit Committee, who received an annual stipend of $10,000. Effective July 1, 2015, the Compensation Committee Chairman’s annual stipend was increased to $7,500. From January 1, 2015 to May 19, 2015 the Chairman’s stipend was $70,000. Effective May 19, 2015, the Chairman's stipend was decreased to $30,000 annually. On November 9, 2015, the Chairman’s stipend was increased to $45,000 and the Vice-Chairman’s stipend was established at $20,000. All 2015 compensation for non-management board members was paid with the equivalent value of RSUs or DSUs, except for Mr. Shuster who earned $47,352 for for his services as Chairman of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has ever been an officer or employee of the Company in the previous 24 months. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or the board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or our Compensation Committee.

RELATED PERSON TRANSACTIONS AND

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors’ and Officers’ Liability Insurance

The Company maintains directors’ and officers’ liability insurance. Under this insurance coverage, the insurer pays, on the Company’s behalf, for losses for which the Company indemnifies its directors and officers and, on behalf of individual directors and officers, losses arising during the performance of their duties for which the Company does not indemnify them. The total limit for the policy is $15,000,000 USD per policy term, subject to a deductible of $50,000 per claim with respect to corporate indemnity provisions and $100,000 if the claim relates to securities law claims. The insurance policy does not distinguish between directors and officers as separate groups.

OrbiMed Ownership

OrbiMed Private Investments III, LP, OrbiMed Associates III, LP, and OrbiMed Asia Partners, LP collectively “OrbiMed”, are a beneficial owner of 5% or more of our common shares and of which certain individual directors of the Company may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed. OrbiMed, has the right to nominate three directors to sit on our board of directors.

Hangzhou Joinstar Biomedical Technology Co. Ltd (“Joinstar”) Agreements

On October 15, 2014, the Company announced that it had entered into a funded Technology Development Agreement with Hangzhou Joinstar Biomedical Technology Co. Ltd. (“Joinstar”) to support the co-development by Response and Joinstar of components and multiple assays that will run on a high throughput rapid immunoassay analyzer developed by Joinstar. As described in note 12 (b) on Form 10-K filed with the Commission on March 24, 2016, the Company closed a private placement with Joinstar related entities consisting of 1,800,000 common shares at a price of $1.21 per share for total net proceeds of $2,024,000 on December 12, 2014. Upon closing, the Joinstar entities became a principal owner of the Company with a combined ownership of 18.4% of the outstanding common shares as at December 31, 2014. Under the terms of the Technology Development Agreement, Joinstar paid US$560,000 upon the signing of the Technology Development Agreement on October 15, 2014 and US$720,000 upon the signing of the Collaborative Agreement, which was signed on February 16, 2015. We received three additional milestones in 2015 totaling a further US$1.73 million. Response is eligible to receive a further US$792,000  in development milestones over the development period. In conjunction with the signing of the Collaborative Agreement, Response and Joinstar entered into a definitive Supply Agreement whereby Response will provide certain materials required for Joinstar to manufacture and sell the developed assays specifically to run on their analyzer. Under the terms of the Supply Agreement, Response is eligible to receive a guaranteed US$1.78 million in revenue based payments over the first five years of commercialization of the co-developed assays.

No Other Interests of Insiders

Except as described herein, none of the principal shareholders, senior officers or directors of the Company or the proposed nominees for election as directors of the Company, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2015 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

We believe that all of the transactions described below were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.

Interest of Certain Persons in Matters to Be Acted Upon

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors or the appointment of auditors. For the purpose of this paragraph, “Person” shall include each person or company: (a) who has been a director or executive officer of the Company at any time since the commencement of the Company’s last financial year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person or company included in subparagraphs (a) or (b).

Policy Concerning Audit Committee Approval of Related Person Transactions

Our board of directors and Audit Committee has adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our board of directors if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of ten percent or more of our common stock (the “Reporting Persons”), are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock. The Company believes that, during 2015, the Reporting Persons complied with all applicable Section 16(a) filing requirements.

Indebtedness of Directors and Executive Officers

As at the date of this information circular, no executive officer, director, employee, nominee for director, or former executive officer, director or employee of the Company or any of its subsidiaries is, or at any time since the beginning of the most recently completed fiscal year of the Company has been, indebted to the Company, or any of its subsidiaries or any associate of such individuals, nor are any of these individuals, or at any time since the beginning of the most recently completed financial year of the Company have these individuals been indebted to another entity which indebtedness is the subject of a guarantee, support agreement, letter of credit or another similar arrangement or understanding provided by the Company, or any of its subsidiaries.

SECURITY OWNERSHIP

The following table sets forth information as of April 14, 2016 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common shares, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more shareholder, as the case may be. Percentage of beneficial ownership is calculated based on 9,925,256 common shares outstanding as of April 14, 2016. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of April 14, 2016. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the address for each person set forth on the table below is c/o Response Biomedical Corp., 1781 – 75th Avenue W, Vancouver, BC, V6P 6P2, Canada.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Shareholder:
OrbiMed Advisors LLC (1)(2)(3)	8,654,968	63.2
Hangzhou Joinstar Medical Instrument & Reagent Co. Ltd. (4)	900,000	9.1
Hangzhou Lizhu Medical Instrument & Reagent Co. Ltd. (5)	900,000	9.1
Othmar Iseli (6)	714,821	7.0
Executive Officers and Directors:
William J. Adams (7)	178,040	1.8
Anthony F. Holler, M.D. (8)	210,321	2.1
Joseph D. Keegan, Ph.D. (9)	123,850	1.2
Barbara R. Kinnaird, Ph.D. (10)	198,704	2.0
Clinton H. Severson (11)	124,742	1.2
Lewis J. Shuster (12)	165,379	1.2
Peter A. Thompson, M.D. (13)(14)	8,986,785	64.4
Jonathan J. Wang, Ph.D(15)(16)	8,776,364	63.6
All directors and executive officers as a group (eight (8) people) (17)	10,109,217	68.2

(1)	OrbiMed Advisors LLC’s address is 601 Lexington Avenue, 54th Floor, New York, NY, 10022.
(2)	Includes 3,759,367 shares subject to 67,432,290 exercisable within 60 days of April 14, 2016.
(3)	OrbiMed Advisors LLC’s shares are beneficially owned through three entities: OrbiMed Private Investments III, LP, OrbiMed Asia Partners, LP, and OrbiMed Associates III, LP.
•	OrbiMed Private Investments III, LP beneficially owns 5,387,432 shares which includes 2,339,505 shares subject to 41,961,797 warrants exercisable within 60 days of April 14, 2016.
•	OrbiMed Asia Partners, LP beneficially owns 3,216,273 shares which includes 1,397,596 shares subject to 25,070,914 warrants exercisable within 60 days of April 14, 2016.
•	OrbiMed Associates III, LP beneficially owns 51,263 shares which includes 22,266 shares subject to 399,579 warrants exercisable within 60 days of April 14, 2016.
(4)	Hangzhou Joinstar Medical Instrument & Reagent Co. Ltd.’s address is Floor 1, Building 3, #519 Xingguo Rd, Qianjiang Economic Development Zone, Hangzhou, Zheijiang, China, 311106.
(5)	Hangzhou Lizhu Medical Instrument & Reagent Co. Ltd.’s address is 2F, Building 6, Zhijiang Hotel, 188-200 Moganshan Rd., Gongshu District, Hangzhou, Zheijiang, China, 311105.
(6)	Othmar Iseli’s address is Am Oelberg 19 9500 Wil, Switzerland. Includes 237,040 shares subject to 2,802,042 warrants exercisable within 60 days of April 14, 2016.

(7)	Includes 130,540 shares subject to options exercisable within 60 days of April 14, 2016.
(8)

Includes 24,650 shares subject to warrants exercisable within 60 days of April 14, 2016, 50,000 shares subject to options exercisable within 60 days of April 14, 2016, and 50,154 deferred share units exercisable within 60 days of April 14, 2016.

(9)	Includes 50,000 shares subject to options exercisable within 60 days of April 14, 2016 and 41,482 shares subject to restricted share units exercisable within 60 days of April 14, 2016.
(10)	Includes 8,259 shares subject to warrants exercisable within 60 days of April 14, 2016 and 182,186 shares subject to options exercisable within 60 days of April 14, 2016.
(11)	Includes 50,000 shares subject to options exercisable within 60 days of April 14, 2016 and 41,436 shares subject to restricted share units exercisable within 60 days of April 14, 2016.
(12)

Includes 50,000 shares subject to options exercisable within 60 days of April 14, 2016, 20,273 shares subject to restricted share units exercisable within 60 days of April 14, 2016 and 36,764 shares subject to deferred share units exercisable within 60 days of April 14, 2016.

(13)	Includes 216,666 shares subject to options exercisable within 60 days of April 14, 2016 and 56,429 shares subject to restricted stock units exercisable within 60 days of April 14, 2016.
(14)

Refer to footnotes 1 through 3. The individual listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed Advisors LLC. However, Peter Thompson disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(15)	Includes 50,000 shares subject to options exercisable within 60 days of April 14, 2016 and 71,396 shares subject to restricted share units exercisable within 60 days of April 14, 2016.
(16)

Refer to footnotes 1 through 3. The individual listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by OrbiMed Advisors LLC. However, Jonathan Jian Wang disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(17)	See footnotes 7 through 16 inclusive.

Equity Compensation Plan Information

The following table provides information regarding the equity compensation plans as of December 31, 2015.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding option, warrants and rights (a)	Weighted average exercise price of outstanding options, warrant s and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders	1,645,511	1.36	835,802
Equity Compensation Plans Not Approved By Security Holders	—	—	—
Total	1,645,511	1.36	835,802

Summary of the Amended Option Plan

The Amended Option Plan governs our issuance of stock options. The Amended Option Plan was originally approved by shareholders at our 2008 Annual General Meeting and an amendment was approved at our 2013 Annual General Meeting.

Our board of directors has the sole discretion to grant options to any executives, employees and consultants (the “Eligible Individuals”), on the terms set out in the Amended Option Plan, provided no option may be granted to a consultant that is in the United States unless the consultant is a natural person providing bona fide services to us. As of April 14, 2016, there are currently 1,403,376 options issued under the Amended Option Plan (with a weighted average exercise price of approximately $1.44) and 1,985,051 common shares reserved for issuance pursuant to the valid exercise of options issuable under the Amended Option Plan, being approximately 14.1% and 20% of the total number of outstanding common shares, respectively. As of April 14, 2016, approximately 52 of our employees, 7 of our directors, and none of our consultants were eligible to participate in the Amended Option Plan. The fair market value of the common shares underlying the Amended Option Plan is $0.81 as of April 14, 2016.

The Amended Option Plan provides that the maximum number of common shares issuable to any one option holder pursuant to the Amended Option Plan, together with any common shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 5% of the total number of outstanding common shares. The Amended Option Plan does not contain an insider participation limit.

Our board of directors sets the exercise price of an option in its sole discretion, subject to the requirement that the exercise price be no lower than market value. Market value is determined by the closing price of our common shares on our primary organized trading facility (currently the Toronto Stock Exchange), or as determined to be fair value by our board of directors. Options granted under the Amended Option Plan vest according to the vesting schedule of the respective option agreement, as determined by our board of directors, unless vesting is accelerated at the discretion of our board of directors. The expiry date of options may not be later than the tenth anniversary of the date the options were granted, provided that if options would otherwise expire during a “black out” period or during the ten business day period immediately following such “black out” period, the expiry date will automatically be extended to the tenth business day following the end of the “black out” period.

The option holder’s entitlement to options which are granted under the Amended Option Plan but which remain unexercised ceases (either immediately or after a specified period of up to 6 months, depending on the reason for such individual’s departure) upon the Eligible Individual no longer holding office, or when the employment of the Eligible Individual is terminated for any reason, including resignation. Options are non-assignable, except in certain conditions related to death or disability. We do not provide financial assistance to participants under the Amended Option Plan.

The board of directors may, without notice, at any time and from time to time, without shareholder approval, amend the Amended Option Plan or any provisions thereof in such manner as the board of directors, in its sole discretion, determines appropriate when:

(a)	altering, extending or accelerating the terms and conditions of vesting of any options;

(b)	accelerating the expiry date of options;

(c)	amending the definitions contained within the Amended Option Plan;

(d)	amending or modifying the mechanics of exercise of options set forth in the Amended Option Plan, provided however, payment in full of the exercise price may not be so amended or modified;

(e)

effecting amendments of a “housekeeping” or ministerial nature including any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from the Amended Option Plan or any option certificate;

(f)	effecting amendments necessary to comply with the provisions of regulatory rules;

(g)	effecting amendments respecting the administration of the Amended Option Plan;

(h)	effecting amendments necessary to suspend or terminate the Amended Option Plan; and

(i)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under regulatory rules;

provided, however, that:

(j)	shareholder approval shall be obtained in accordance with the requirements of the TSX for:

(i)

amendments that increase the number of common shares issuable under the Amended Option Plan, except such increases provided for in the Amended Option Plan upon certain alterations of the capital structure of the Company;

(ii)	any reduction in the exercise price of an option if the option holder is not an insider at the time of the proposed amendment; and

(iii)	amendments required to be approved by shareholders under applicable law (including pursuant to regulatory rules);

provided, further that:

(k)	disinterested shareholder approval (within the meaning of the TSX rules) shall be obtained for:

(i)	any reduction in the exercise price of an option if the option holder is an insider at the time of the proposed amendment; and

(ii)	amendments requiring disinterested shareholder approval (as defined by the TSX rules) under applicable law (including pursuant to any regulatory rules).

Summary of the RSU Plan

Set out below is a summary of the RSU Plan.

Eligible Participants

The RSU Plan is administered by the Compensation Committee of the board of directors. Employees, directors and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the RSU Plan. In accordance with the terms of the RSU Plan, the Company, under the authority of the board of directors through the Compensation Committee, will approve those employees, directors and eligible consultants who are entitled to receive RSUs and the number of RSUs and to be awarded to each participant, provided that no person or entity that beneficially owns, directly or indirectly, more than 10% of the issued and outstanding common shares of the Company is eligible to participate in the RSU Plan. The RSU Plan does not contain an insider participation limit. RSUs awarded to participants are credited to them by means of an entry in a notional account in their favour on the books of the Company. Each RSU awarded conditionally entitles the participant to the delivery of one common share upon attainment of the RSU vesting criteria. As of April 14, 2016, approximately 52 of our employees, 7 of our directors, and none of our consultants were eligible to participate in the RSU Plan. The fair market value of the common shares underlying the RSU Plan is $0.81 as of April 14, 2016.

Vesting

The receipt of Vested Share Units under the RSUs is conditional upon the expiry of a time-based vesting period. The duration of the vesting period and other vesting terms applicable to the grant of the RSUs shall be determined at the time of the grant by the Compensation Committee.

Once the RSUs vest, the participant is entitled to receive the equivalent number of underlying common shares. The Vested Share Units may be settled through the issuance of common shares from treasury, by the delivery of common shares purchased in the open market, in cash or any combination of the foregoing (at the discretion of the Company). If settled in cash, the amount shall be equal to the number of common shares in respect of which the participant is entitled multiplied by the market price per share on the payout date (which is determined based on the closing price of common shares on the trading day immediately preceding the payout date).

The expiry period of RSUs will be determined by the Compensation Committee at the time of grant. However, the maximum term for all RSUs is two years after the participant ceases to be an employee or eligible consultant of the Company. All unvested or expired RSUs are available for future grants, as are RSUs that have been paid out.

Maximum Number of Common Shares Issued

RSUs may be granted in accordance with the RSU Plan provided the aggregate number of RSUs outstanding pursuant to the RSU Plan from time to time shall not exceed 2.5% of the number of issued and outstanding common shares from time to time. The maximum number of common shares which may be reserved, set aside and made available for issuance under the RSU Plan is a variable number equal to 2.5% of the issued and outstanding common shares of the Company as of the date of the grant on a non-diluted basis.

Cessation of Entitlement

Unless otherwise determined by the Company in accordance with the RSU Plan, RSUs which have not vested on a participant’s termination date shall terminate and be forfeited. If a participant who is an employee ceases to be an employee as a result of termination of employment without cause, in such case, at the Company’s discretion, all or a portion of such participant’s RSUs may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited RSUs are available for future grants.

Transferability

RSUs are not assignable or transferable other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall enure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers to be included in the class of transferees who may rely on a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, to sell common shares received pursuant to the RSU.

Approximation of the Number of Awards to Employees, Directors and Eligible Consultants

The number of RSUs that an employee, director or eligible consultant may receive under the RSU Plan is in the discretion of our Compensation Committee and therefore cannot be determined in advance. As of April 14, 2016, there are currently 231,016 RSUs issued under the RSU Plan and 248,131 common shares reserved for issuance upon the vesting of RSUs issuable under the RSU Plan, being approximately 2.3% and 2.5% of the total number of outstanding common shares, respectively.

Amendment

The board of directors may, without notice, at any time and from time to time, without shareholder approval, amend the RSU Plan or any provisions thereof in such manner as the board of directors, in its sole discretion, determines appropriate:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the RSU Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the RSU Plan;

(c)	to change the vesting provisions of RSUs;

(d)	to change the termination provisions of RSUs or the RSU Plan that does not entail an extension beyond the original expiry date of the RSU; or

(e)	to preserve the intended tax treatment of the benefits provided by the RSU Plan, as contemplated therein;

provided, however, that:

(f)

no such amendment of the RSU Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the RSU Plan; and

(g)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in:

(i)	an increase in the maximum number of common shares issuable pursuant to the RSU Plan other than as already contemplated in the RSU Plan;

(ii)	an extension of the expiry date for RSUs granted to insiders under the RSU Plan;

(iii)	other types of compensation through common share issuance;

(iv)	expansion of the rights of a participant to assign RSUs beyond what is currently permitted in the RSU Plan; or

(v)	the addition of new categories of participants, other than as already contemplated in the RSU Plan.

Summary of the DSU Plan

Set out below is a summary of the DSU Plan.

Eligible Participants

The DSU Plan is administered by the Compensation Committee of the board of directors. Non-employee directors of the Company are eligible to participate in the DSU Plan, provided that no person that beneficially owns, directly or indirectly, more than 10% of the issued and outstanding common shares of the Company is eligible to participate in the DSU Plan. The DSU Plan does not contain an insider participation limit. As of April 14, 2016, six (6) of our non-employee directors were eligible to participate in the DSU Plan. The fair market value of the common shares underlying the DSU Plan is $0.81 as of April 14, 2016.

Administration of Plan

The DSU Plan provides that the board of directors may elect to pay all or a portion of each non-employee director’s annual base compensation (“Annual Base Compensation”) in DSUs. All DSUs paid with respect to Annual Base Compensation will be credited to the director’s DSU Account when such Annual Base Compensation is payable. The director’s DSU Account will be credited with the number of DSUs calculated to the nearest thousandth of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the payment date by the market value of a common share at the time. Fractional common shares will not be issued upon redemption of DSUs and any fractional entitlements will be rounded down to the nearest whole number.

Additionally, the board of directors may award such number of DSUs to a non-employee director as the board of directors deems advisable to provide the director with appropriate equity-based compensation for the services he or she renders to the Company. The board of directors shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to the director’s DSU Account. The Company and a director who receives such an additional award of DSUs shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

Each participant in the DSU Plan shall be entitled to redeem his or her DSUs during the period commencing on the business day immediately following the date upon which the non-employee director ceases to hold any position as a director of the Company and its subsidiaries and is no longer otherwise employed by the Company or its subsidiaries, including in the event of death of the participant (the “Termination Date”) and ending on the 90th day following the Termination Date. Redemptions under the DSU Plan may be in common shares issued from treasury subject to shareholder approval, maybe purchased by the Company on the open market for delivery to the director, may be settled in cash (in an amount corresponding to the closing price of common shares on the trading day immediately preceding the redemption date) or any combination of the foregoing.

Maximum Number of Common Shares Issued

DSUs may be granted in accordance with the DSU Plan, provided the aggregate number of DSUs outstanding pursuant to the DSU Plan from time to time does not exceed 2.5% of the issued and outstanding common shares from time to time. The maximum number of common shares which may be reserved, set aside and made available for issuance under the DSU Plan is a variable number equal to 2.5% of the issued and outstanding common shares of the Company as of the date of grant on a non-diluted basis.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any participant under the DSU Plan except by will or laws of dissent and distribution.

Approximation of the Number of DSUs to Non-Employee Directors

The number of DSUs that a non-employee director may receive under the DSU Plan is in the discretion of our Compensation Committee and therefore cannot be determined in advance. As of April 14, 2016, 86,918 DSUs issued under the DSU Plan and 248,131 common shares reserved for issuance upon the redemption of DSUs issuable under the DSU Plan, being approximately 0.9% and 2.5% of the total number of outstanding common shares, respectively.

Amendment

The board of directors may at any time, and from time to time, and without shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the DSU Plan including amendments of a “clerical” or “housekeeping” nature;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the DSU Plan;

(c)	amendments to the termination provisions of the DSU Plan;

(d)	amendments necessary or advisable because of any change in applicable securities laws;

(e)	amendments to the transferability of DSUs;

(f)	amendments relating to the administration of the DSU Plan; or

(g)	any other amendment, fundamental or otherwise, not requiring shareholder approval under applicable laws or the rules of the TSX;

provided, however, that:

(h)

no such amendment of the DSU Plan may be made without the consent of each affected participant in the DSU Plan if such amendment would adversely affect the rights of such affected participant(s) under the DSU Plan; and

(i)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment:

(i)	to increase the maximum number of common shares which may be issued under the DSU Plan;

(ii)	to the amendment provisions of the DSU Plan; or

(iii)	to the definition of “Participant”.

OTHER BUSINESS

Our Board of Directors does not know of any other matter to be presented at our Annual Meeting which is not listed on the Notice of Annual and Special Meeting and discussed above. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your common shares be represented at the Annual Meeting, regardless of the number of common shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors, /s/ Lewis J. Shuster Lewis J. Shuster Chairman of the Board

APPENDIX A

Mandate and Responsibilities of the Board of Directors

(Adopted by the Board of Directors on 10 November 2006)

A.         STEWARDSHIP RESPONSIBILITY

Subject to the Articles of Response Biomedical Corp. (the “Company”) and applicable law, the Board of Directors (the “Board”) of the Company has the responsibility to supervise the management of the business and affairs of the Company including without limitation a stewardship responsibility to:

1.           Oversee the conduct of the business of the Company;

2.           Provide leadership and direction to management;

3.           Evaluate management;

4.           Set policies appropriate for the business of the Company;

5.           Approve corporate strategies and goals; and,

6.           Nominate Directors.

The day-to-day management of the business and affairs of the Company is delegated by the Board to the Chief Executive Officer (“CEO”). The Board will give direction and guidance through the CEO to management and the CEO will keep management informed of the Board’s evaluation of the senior officers in achieving and complying with established goals and policies.

B.           COMPOSITION, PROCEDURES AND ORGANIZATION

1.            The Board shall:

a.	Before each annual general meeting, recommend nominees to the shareholders for election as Directors for the ensuing year;

b.	Identify, review the qualifications of, and approve candidates to fill vacancies on the Board between annual general meetings;

c.	Appoint such committees of the Board as it deems appropriate and appoint the chair of each committee;

d.	Establish the mandate, duties and responsibilities of each committee of the Board;

e.	Elect a Chairman of the Board and, when desirable, a Vice-Chairman of the Board, and establish their duties and responsibilities;

f.	Appoint a CEO of the Company and establish the duties and responsibilities of the CEO; and,

g.	On the recommendation of the CEO, appoint the senior officers of the Company and approve the senior management structure of the Company.

2.

A principal responsibility of the Chairman of the Board is to manage, and act as the chief administrative officer of, the Board with such duties and responsibilities as the Board may establish from time-to-time.

The Board shall meet not less than four times during each year and will endeavor to hold one meeting in each quarter generally. The Board will also meet at any other time at the call of the Chairman of the Board or, subject to the Articles of the Company, the CEO or any Director.

C.             DUTIES AND RESPONSIBILITIES

The Board has the following specific duties and responsibilities:

1.

Approve, supervise and provide guidance on the strategic planning process. The CEO and senior management team will have direct responsibility for the ongoing strategic planning process and the establishment of long-term goals for the Company, which are to be reviewed and approved by the Board. The Board will provide guidance to the CEO and senior management team on the Company’s ongoing strategic plan. Based on the reports from the CEO, the Board will monitor the success of management in implementing the approved strategies and goals;

2.	Identify the principal risks of the Company’s business and use reasonable steps to ensure the implementation of appropriate systems to manage these risks;

3.

Use reasonable steps to ensure that the Company has management of the highest caliber. This responsibility is carried out primarily through the appointment of the CEO as the Company’s business leader. The Board will assess, on an ongoing basis, the CEO’s performance against criteria and objectives established by the Board from time to time. The Board will also use reasonable steps to ensure that the CEO has in place adequate programs to train, develop and assess the performance of senior management;

4.	Keep in place adequate and effective succession plans for the CEO and senior management;

5.	Place limits on management’s authority as may be determined advisable by the Board;

6.	Oversee the integrity of the Company’s internal control and management information systems;

7.	Monitor the Company’s communications policy;

8.	Require that the Board be kept informed of the Company’s material activities and performance and take appropriate action to correct inadequate performance;

9.	Approve all significant capital plans and establish priorities for the allocation of funds to ongoing operations and capital projects;

10.	Approve all single expenditure items proposed by the Company exceeding $250,000 not provided for in any approved capital plan;

11.	Provide for the independent functioning of the Board;

12.	Adopt a formal code of business ethics that governs the behaviour of its Directors, Officers and employees and monitor compliance with the code of conduct and grant any waivers;

13.	Provide advice and counsel to management on significant issues;

14.	Review and approve any significant policies of the Company; and

15.	Oversee the quality and integrity of the Company’s accounting and financial reporting systems, disclosure controls and internal controls.

The duties and responsibilities set out above do not extend, and are not to be interpreted as extending, the obligations and liabilities of the Directors beyond those imposed by applicable law and in each case are subject to the Articles of the Company and applicable law.

RESPONSE BIOMEDICAL CORP.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON SHARES

Holder Account Number

C1234567890 IND

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Form of Proxy - Annual and Special Meeting to be held on June 13, 2016

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 11:00 AM (Pacific Time) on June 9, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

018SJA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Response Biomedical Corp. hereby appoint: Anthony F. Holler, or failing him, William J. Adams, or failing him, Barbara R. Kinnaird,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Response Biomedical Corp. to be held at 1781 - 75th Avenue W., Vancouver, BC V6P 6P2, on June 13, 2016 at 11:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at 7.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Anthony F. Holler	☐	☐	02. Barbara R. Kinnaird	☐	☐	03. Joseph D. Keegan	☐	☐
04. Clinton H. Severson	☐	☐	05. Lewis J. Shuster	☐	☐	06. Peter A. Thompson	☐	☐
07. Jonathan J. Wang	☐	☐						

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	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Stock Option Plan Approve an ordinary resolution of disinterested shareholders to approve, ratify and confirm the unallocated options, rights and other entitlements under the Company's Stock Option Plan, as more particularly described in the Information Circular.	☐	☐
5. Restricted Share Unit Plan Approve an ordinary resolution of disinterested shareholders to approve, ratify and confirm the unallocated entitlements under the Company's restricted Share Unit Plan, as more particularly described in the Information Circular.	☐	☐
6. Deferred Share Unit Plan Approve an ordinary resolution of disinterested shareholders to approve, ratify and confirm the unallocated entitlements under the Company's Deferred Share Unit Plan, as more particularly described in the Information Circular.	☐	☐
7. Advisory Vote on Compensation Vote, on an advisory basis, by ordinary resolution, regarding the compensation of the named executive officers for the year ended December 31, 2015, as more particularly described in the Information Circular.	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

R I T Q 1 9 5 1 5 1 X X X X A R 1 999999999999

RESPONSE BIOMEDICAL CORP.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON SHARES

Holder Account Number
C1234567890 IND

Intermediary
ABCD

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Voting Instruction Form ("VIF") - Annual and Special Meeting to be held on June 13, 2016

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 11:00 AM (Pacific Time) on June 9, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

018SLA
CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointee(s)

Management Appointees are: Anthony F. Holler, or failing him, William J. Adams, or failing him, Barbara R. Kinnaird,

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Response Biomedical Corp. to be held at 1781 - 75th Avenue W., Vancouver, BC V6P 6P2, on June 13, 2016 at 11:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at 7.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Anthony F. Holler	☐	☐	02. Barbara R. Kinnaird	☐	☐	03. Joseph D. Keegan	☐	☐
04. Clinton H. Severson	☐	☐	05. Lewis J. Shuster	☐	☐	06. Peter A. Thompson	☐	☐
07. Jonathan J. Wang	☐	☐						

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	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Stock Option Plan Approve an ordinary resolution of disinterested shareholders to approve, ratify and confirm the unallocated options, rights and other entitlements under the Company's Stock Option Plan, as more particularly described in the Information Circular.	☐	☐
5. Restricted Share Unit Plan Approve an ordinary resolution of disinterested shareholders to approve, ratify and confirm the unallocated entitlements under the Company's restricted Share Unit Plan, as more particularly described in the Information Circular.	☐	☐
6. Deferred Share Unit Plan Approve an ordinary resolution of disinterested shareholders to approve, ratify and confirm the unallocated entitlements under the Company's Deferred Share Unit Plan, as more particularly described in the Information Circular.	☐	☐
7. Advisory Vote on Compensation Vote, on an advisory basis, by ordinary resolution, regarding the compensation of the named executive officers for the year ended December 31, 2015, as more particularly described in the Information Circular.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

R I T Q 1 9 5 1 5 1 X X X X A R 1 999999999999